Exhibit 99.1

Western Digital Announces Update on Company Separation

Momentum Continues Across Broad Scope of Transaction Activities

Company Appoints Key Executive Leaders for Flash and HDD Companies

SAN JOSE, Calif. – March 5, 2024 – Western Digital Corp. (NASDAQ: WDC) (“Western Digital” or “the Company”) today provided an update on its previously announced plan to separate into two independent, publicly traded companies. On track for the second half of calendar year 2024, significant progress towards the completion of the separation is underway with key transactional projects including global legal entity establishment, customer and supplier contract transfers, final stage preparation for government filings, and initial executive leadership appointments for both HDD and Flash companies post-separation.

Announced on October 30, 2023, Western Digital plans to separate its HDD and Flash businesses, creating two independent, public companies with market-specific, strategic focus. The company’s separation will better position each franchise to execute innovative technology and product development, capitalize on unique growth opportunities, extend respective market leadership positions, and operate more efficiently with distinct capital structures.

Implementing a standalone separation strategy is advantageous in creating shareholder value and driving long-term success for its businesses. Over the past several years, the company has laid important groundwork by building market-leading portfolios, enhancing the operational efficiency of each business, including the creation of separate Flash and HDD product business units and separating operational capabilities. Today, each business is solidly positioned to succeed on its own with strong product portfolio, operational and financial leadership in place.

In the current phase of its separation process, the company is making significant progress in a broad scope of projects critical to completing the transaction as scheduled. Currently, Western Digital’s separation teams are establishing legal entities in the 18 countries where operations are located, preparing independent company financial models, finishing final preparations for SEC and IRS filings, conducting a contract assignment process for global customers and suppliers, and designing company-wide organizational structures for both companies.

“Today’s announcement highlights the important steps we’re making towards the completion of an extremely complex transaction that incorporates over a dozen countries and spans data storage technology brands for consumers to professional content creators to the world’s leading device OEMs and the largest cloud providers,” said David Goeckeler, CEO of Western Digital. “I’m pleased with the exceptional work the separation teams have done so far in creating a spin-ready foundation that will ensure a successful transition to independent, market-leading companies for our Flash and HDD businesses.”

Establishing the executive leadership team for the Flash spinoff company also is progressing with Goeckeler today appointed CEO Designate.

“While both Western Digital’s businesses will have the strategic focus and resources to pursue exciting opportunities in their respective markets once the separation is complete, the Flash business offers exciting possibilities with market growth potential and the emerging development of disruptive, new memory technologies. I am definitely looking forward to what’s next for the spinoff team,” added Goeckeler.

Irving Tan, currently Executive Vice President, Global Operations at Western Digital, will step into the CEO role for the remaining standalone HDD company to continue operating as Western Digital.

“Since joining Western Digital two years ago, Irving has made a tremendous impact on the transformation of our global operations organization and plays an integral role in running our HDD business,” said Goeckeler. “He leads with global perspectives, diverse insights and deep industry expertise and I have full confidence in him as Western Digital’s chief executive when the separation is completed.”

The executive appointments announced today are subject to – and will be effective upon – completion of the planned separation following the satisfaction of customary conditions. Additional executive leaders for both companies will be named at a later date as appointments are determined.

Western Digital will continue to provide updates throughout the separation process as key projects progress.

About David Goeckeler

David Goeckeler is the CEO at Western Digital and serves on the Board of Directors.

Since joining Western Digital in March 2020, Goeckeler has focused on the company’s transformation as the leading data storage producer in the industry. With more than a third of the world’s data stored on its products, Western Digital solutions power innovation from the devices we use every day, to the edge, to the foundation of the cloud. The company has extensive operations throughout the United States and Asia, with over 50,000 employees worldwide. Its brands SanDisk, SanDisk Professional, WD, WD Black, and Western Digital are widely recognized globally for innovation, performance, and quality.

Goeckeler serves on the Board of Directors and as Vice Chair of the Semiconductor Industry Association and on the Board of Directors of ADP, a comprehensive global provider of cloud-based human capital management solutions. He also serves as Vice Chair of the U.S.-Japan Business Council at the U.S. Chamber of Commerce and sits on the University of Illinois College of Engineering Board of Visitors.

About Irving Tan

Irving Tan is Executive Vice President of Global Operations at Western Digital. He is responsible for all global operations functions, including manufacturing operations, procurement and supply chain, and IT.

Widely known as an exceptional leader, Tan has decades of experience in sales and global operations, market transitions, and customer and government dynamics. Prior to Western Digital, he served as Executive Vice President and Global Chief of Operations at Cisco where he was responsible for the development and implementation of the company’s operating strategy and targeted growth through productivity improvements and innovation across all core business functions, including sales, engineering, supply chain, and services.

Tan serves on the Stanley Black & Decker Board of Directors, the Singapore Economic Development Board, and the PSA International. Additionally, he has served as an advisor to governments and industry partners on using technology to innovate and transform.

About Western Digital

Western Digital is on a mission to unlock the potential of data by harnessing the possibility to use it. With Flash and HDD franchises, underpinned by advancements in memory technologies, we create breakthrough innovations and powerful data storage solutions that enable the world to actualize its aspirations. Core to our values, we recognize the urgency to combat climate change and have committed to ambitious carbon reduction goals approved by the Science Based Targets initiative. Learn more about Western Digital and the Western Digital®, SanDisk® and WD® brands at www.westerndigital.com.

Forward Looking Statements

This press release contains forward-looking statements within the meaning of federal securities laws, including statements regarding: expectations for the outcome and impact of the planned separation of our HDD and Flash businesses, including with respect to the ultimate form, timing and other characteristics of the separation transaction; our ability to achieve key milestones and ultimately complete the separation transaction; the long-term performance, market position, opportunities, product portfolios, operational efficiency and success of our separated businesses; the creation of shareholder value by separating our businesses; the operational and financial leadership of the separated businesses; the position of our businesses in the data storage industry; our ability to execute technology and product development; the development of new memory technologies; and the executive leadership of the separated business.

These forward-looking statements are based on management’s current expectations and are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the forward-looking statements. Key risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the forward-looking statements include: operational, financial and legal challenges and difficulties inherent in implementing a separation of our HDD and Flash businesses; the final approval of the separation by our board of directors; availability of financing; execution of definitive documentation; completion of audited financials and necessary filings; receipt of opinions and/or rulings from certain third parties; ability to satisfy necessary closing conditions on a timely basis; volatility in global economic conditions; inflation; increase in interest rates and economic recession; future responses to and effects of global health crises; the impact of business and market conditions; macroeconomic conditions for the NAND and hard disk drive markets; the impact of the announced separation transaction, including with respect to customer and supplier relationships, regulatory and contractual restrictions, stock price volatility and the diversion of management’s attention from ongoing business operations and opportunities; the impact of competitive products and pricing; our development and introduction of products based on new technologies and expansion into new data storage markets; risks associated with cost saving initiatives, restructurings, acquisitions, divestitures, mergers, joint ventures and our strategic relationships; difficulties or delays in manufacturing or other supply chain disruptions; hiring and retention of key employees; our level of debt and other financial obligations; changes to our relationships with key customers; compromise, damage or interruption from cybersecurity incidents or other data system security risks; actions by competitors; international conflict; terrorist activities; risks associated with compliance with changing legal and regulatory requirements and the outcome of legal proceedings; and other risks and uncertainties listed in our filings with the Securities and Exchange Commission (the “SEC”), including the our Annual Report on Form 10-K filed with the SEC on August 22, 2023 and Quarterly Reports on Form 10-Q filed with the SEC on November 7, 2023 and February 12, 2024, to which your attention is directed. You should not place undue reliance on these forward-looking statements, which speak only as of the date hereof, and we undertake no obligation to update or revise these forward-looking statements to reflect new information or events, except as required by law.

Contacts:

Western Digital Corporate Communications

wd.mediainquiries@wdc.com

Western Digital Investor Relations

investor@wdc.com